UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 5, 2008
DATATRAK International, Inc.
(Exact Name of Registrant as Specified in Charter)

Ohio	000-20699	34-1685364

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

6150 Parkland Boulevard, Mayfield Hts., Ohio		44124

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code 440-443-0082
Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits
Explanatory Note:
     This Form 8-K is filed solely for the purpose of filing the consent of BBP Partners, LLC (“BBP”) to the incorporation by reference in the Company’s outstanding registration statements under the Securities Act of 1933, as amended, of the reference to such firm in the Company’s Form 10-K for the fiscal year ended December 31, 2006 (the “2006 Annual Report”). As more fully described in the 2006 Annual Report, on February 13, 2006, the Company acquired all of the outstanding stock of ClickFind, Inc. (the “Acquisition”). BBP (the party from whom the Company obtained the “third party valuation” referred to on page F-9 of the 2006 Annual Report) was engaged to assist the Company in determining the estimated fair market value of certain of the tangible and intangible assets acquired in the Acquisition.
(c) Exhibits.

Exhibit No.	Description

99.1	Consent of BBP Partners, LLC.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATATRAK INTERNATIONAL, INC.
Date March 5, 2008	By /s/ Raymond J. Merk
Raymond J. Merk
Vice President of Finance, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Consent of BBP Partners, LLC.